Exhibit 10.1

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT PROPETRO HOLDING CORP. TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS “*****”.

Execution Version

FIRST AMENDMENT

TO MASTER LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT (this "First Amendment"): (1) is executed as of February 6, 2026 (the “First Amendment Effective Date”) by ProPetro Energy Solutions, LLC, a Delaware limited liability company (together with its permitted successors and assigns, "Borrower"); CATERPILLAR FINANCIAL SERVICES CORPORATION, a Delaware corporation (together with its permitted successors and assigns, "Lender"); PROPETRO HOLDING CORP., a Delaware corporation (together with its permitted successors and assigns, “PHC”), and ProPetro Services, Inc., a Texas corporation (together with its permitted successors and assigns, “PSI”); and (2) supplements and amends that certain Master Loan and Security Agreement, dated as of April 2, 2025 (the “Original Agreement”), executed by Borrower and Lender (the Original Agreement is hereinafter referred to, together with this First Amendment and any and all other amendments, supplements and modifications thereto from time to time made in accordance with the terms thereof, and all Exhibits and Schedules attached or to be attached thereto, as the “Master Agreement”). Capitalized terms used in this First Amendment, including in the following recitals, without definition shall have the meanings ascribed thereto in the Master Agreement.

R E C I T A L S:

WHEREAS, pursuant to the Original Agreement, Lender and Borrower established a loan facility (the “Original Loan Facility”) in the amount of $103,700,000 (hereinafter referred to as “Loan Tranche A”) pursuant to which Lender has agreed to fund, on Borrower’s account, eighty-five percent (85%) of the Purchase Price with respect ***** mobile gas turbine generator sets, along with auxiliary equipment manufactured by Supplier and certain related goods or other property constituting Equipment, as such term is defined in the Original Agreement (the “Tranche A Equipment”), in each case subject to the conditions precedent and other terms set forth in the Original Agreement and the related Transaction Documents;

WHEREAS, Borrower has requested that Lender increase the availability of funds under the Original Loan Facility by an additional $53,550,000.00 (hereinafter referred to as “Loan Tranche B”) pursuant to which Lender would fund, on Borrower’s account, eighty-five percent (85%) of the Purchase Price with respect to ***** mobile gas turbine generator sets, along with auxiliary equipment manufactured by Supplier and certain related goods or other property constituting Equipment, as such term is defined in the Original Agreement (the “Tranche B Equipment”), in each case subject to the conditions precedent and other terms set forth in the Master Agreement and the related Transaction Documents; and

WHEREAS, Lender is willing to amend the Original Loan Facility to provide for the addition of Loan Tranche B, subject to the terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.              AMENDMENT TO RECITALS. As of the First Amendment Effective Date, the introductory paragraph of the Original Agreement is amended by deleting the reference to “303 W. Wall Street, Suite 102, Midland, Texas 79701” and replacing it with “One Marienfeld Place, 110 North Marienfeld, Suite 300, Midland, Texas 79701”.

2.             Amendments to Definitions. As of the First Amendment Effective Date, the following definitions replace the corresponding definitions set forth in Appendix A of the Master Agreement in their entirety or are inserted into Appendix A, in alphabetical order, as applicable:

“Final Advance Deadline” means: (a) June 30, 2026 for Loan Tranche A; and (b) November 30, 2026 for Loan Tranche B.

“First Amendment” means that certain First Amendment to Master Loan and Security Agreement, dated as of February 6, 2026, executed by Borrower, Lender, PHC and PSI.

“Loan Tranche A” has the meaning ascribed thereto in the First Amendment.

“Loan Tranche B” has the meaning ascribed thereto in the First Amendment.

“Original Agreement” has the meaning ascribed thereto in the First Amendment.

“Purchase Agreement” means: (a) for Loan Tranche A (i) that certain Commercial Proposal *****, dated *****, issued by Supplier to Borrower; (ii) that certain Purchase Order *****, dated *****; and (iii) each Supplier invoice or other documentation relating to order, fabrication, construction and/or sale of Tranche A Equipment; and (b) for Loan Tranche B (i) that certain Commercial Proposal *****, dated *****, issued by Supplier to Borrower; (ii) that certain Purchase Order *****, dated *****; and (iii) each Supplier invoice or other documentation relating to order, fabrication, construction and/or sale of Tranche B Equipment.

“Tranche A Equipment” has the meaning ascribed thereto in the First Amendment.

“Tranche B Equipment” has the meaning ascribed thereto in the First Amendment.

3.             Modifications TO, OR CONFIRMATIONS OF, Conditions Precedent.

(a) Milestones and Funding Amounts. As of the First Amendment Effective Date, Section 2.3(A)(1) of the Original Agreement is amended and restated in its entirety to read as follows:

(1)       The Initial Advance Milestone or the Final Advance Milestone set forth below, as applicable, being requested shall have been satisfied (each, a “Milestone”):

Milestone	Milestone Payment Amount
One Hundred Eighty (180) days prior to the anticipated ready to ship date (the “Initial Advance Milestone”).	For each Item of Equipment, not more than the lesser of (x) ***** for Tranche A Equipment or ***** for Tranche B Equipment, or (y) *****% of such Item of Equipment’s Purchase Price as set forth in the Purchase Agreement.
Supplier’s written notice of ready to ship (the “Final Advance Milestone”).	For each Item of Equipment, not more than the lesser of (x) ***** for Tranche A Equipment or ***** for Tranche B Equipment, or (y) *****% of such Item of Equipment’s Purchase Price as set forth in the Purchase Agreement.

(b) Origination Fees. As of the First Amendment Effective Date, Section 2.3(B) of the Original Agreement is amended and restated to read in its entirety as follows: “[Intentionally Omitted]”. Borrower and Lender acknowledge that Borrower has previously paid to Lender, pursuant to Section 2.3(B) of the Original Agreement, origination fees of $***** representing one percent of the amount of the Interim Advances previously made, and that such origination fees were deemed earned by Lender upon making of such Interim Advance under the applicable Interim Notes. In lieu of future origination fees due with respect the remaining availability of $***** under Loan Tranche A and as origination fees for Tranche Loan B, Borrower shall pay to Lender on or before the First Amendment Effective Date (and as a condition to any further Advances under Tranche Loan A or Tranche Loan B) an amount equal to $*****, representing 1% of the remaining aggregate availability under both Loan Tranche A and Loan Tranche B as of the First Amendment Effective Date. Borrower hereby acknowledges and agrees that such fees are deemed earned by Lender as of the First Amendment Effective Date.

(c) Interim Loan Principal Balance. As of the First Amendment Effective Date, Section 1.2(B)(1) of the Original Agreement is amended by replacing “***** Dollars ($*****)” with “$*****” such that said Section 1.2(B)(1) is hereby amended in its entirety as of the First Amendment Effective Date to read as follows:

(1) Principal Balance. The maximum principal balance to be set forth in each Interim Note shall be equal to the lesser of (a) $***** for Tranche A Equipment or $***** for Tranche B Equipment; or (b) Eighty-Five percent (85%) of the Supplier’s total Purchase Price for such Item of Equipment as set forth in the Purchase Agreement.

(d) Conversion. As of the First Amendment Effective Date, Section 1.2(C)(1) of the Original Agreement is amended by replacing “***** Dollars ($*****)” with “$***** for Tranche A Equipment or $***** for Tranche B Equipment” such that said Section 1.2(C)(1) is hereby amended in its entirety as of the First Amendment Effective Date to read as follows:

(1) Principal; Conversion Date. The principal balance of each Term Note shall be equal to the least of (a) the sum of all Interim Advances made by Lender to Borrower under the applicable Interim Note, including the Final Interim Advance; (b) $***** for Tranche A Equipment or $***** for Tranche B Equipment; or (c) Eighty-Five percent (85%) of the Supplier’s total Purchase Price for such Item of Equipment as set forth in the Purchase Agreement (such lesser amount being hereinafter referred to as the “Converted Principal”). For purposes of clarity, the original principal balance of the Term Note shall not include (x) any accrued and unpaid interest or late fees, or (y) other than the Converted Principal, any other amounts owed by Borrower as of the date Conversion occurs (each, a “Conversion Date”), it being agreed by the parties that such accrued and unpaid interest or other amounts will not be capitalized, and that Borrower shall pay such amounts as a condition precedent to the Conversion as set forth in Section 2.4(B)(5) below.

(e) Maximum Items of Equipment. . As of the First Amendment Effective Date, Section 2.2(D) of the Original Agreement is amended and restated in its entirety to read as follows:

(D)             Maximum Items of Equipment. Not more than ***** Items of Equipment constituting Tranche A Equipment or ***** Items of Equipment constituting Tranche B Equipment (in each case, inclusive of the Item of Equipment for which the Interim Advance is being requested) have been subject to any Interim Advance or Interim Loan Schedule; and

(f) Exhibit A and Exhibit D. As of the First Amendment Effective Date, the references in each of Exhibit A and Exhibit D of the Original Agreement to (i) “$*****” is amended by replacing such reference with “[Insert $***** for Tranche A Equipment or $***** for Tranche B Equipment]” and (ii) “Assumes the Purchase Price for each Item of Equipment remains $*****” is amended by replacing such reference with “Assumes the Purchase Price for each Item of Equipment constituting Tranche A Equipment remains $***** and constituting Tranche B Equipment remains $*****”.

(g) Confirmation of Conditions Precedent. Borrower acknowledges and agrees that Lender may require any conditions precedent set forth in Section 2.1 of the Master Agreement to be satisfied, in form and substance reasonably satisfactory to Lender (other than as set forth in Section 2.1(E) as being subject to Lender’s sole discretion), for the initial Advance of the Loans secured by Tranche B Equipment and any election by Lender to make any such Advance prior to the fulfillment of any condition precedent shall not constitute a waiver thereof. For purposes of clarity, and without limiting the generality of the foregoing, Lender may require updated evidence of existence and good standing, updated resolutions and officer’s certificates, and a new opinion of counsel with respect to this First Amendment and related Transaction Documents.

3.             CLARIFICATION REGARDING TRANCHES. In order to clarify the intention of the parties, it is expressly agreed that: (a) Notes and Loan Schedules may be prepared by Lender and executed by Borrower (and Lender as applicable) for Tranche A Equipment and/or Tranche B Equipment; and that Loan Schedules and Notes need not identify whether the transaction is a Loan secured by Tranche A Equipment or a Loan secured by Tranche B Equipment; (b) Lender’s internal accounts or records shall be conclusive evidence, absent manifest error, of whether the applicable Loan is a Loan secured by Tranche A Equipment or a Loan secured by Tranche B Equipment; (c) all Loans secured by Tranche A Equipment and all Loans secured by Tranche B Equipment shall constitute “Loans” under the Transaction Documents; (d) all Tranche A Equipment and all Tranche B Equipment identified on Loan Schedules (and the related software (embedded therein or otherwise); related general intangibles, replacements, repairs, additions, attachments, accessories and Accessions (as defined in the UCC); and Permitted Improvements) shall constitute “Equipment”; and (e) all Loans continue to be cross-defaulted and cross-collateralized as set forth in the Master Agreement irrespective of whether such Loans constitute Loans secured by Tranche A Equipment or Loans secured by Tranche B Equipment.

4.            Miscellaneous. This First Amendment is a Transaction Document as defined in the Original Agreement and the Master Agreement, shall be construed in connection with, and as part of, the Original Agreement and the Master Agreement as of the First Amendment Effective Date, and shall be interpreted, construed and enforced in accordance with the provisions, including Section 7.1 (Certain Matters of Construction), Section 7.2 (Execution in Counterparts; Effectiveness), Section 7.6 (Costs; Expenses), Section 7.9 (Submission to Jurisdiction and Service of Process), Section 7.11 (Governing Law) and Section 7.15 (Jury Trial Waiver), of the Master Agreement. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Original Agreement remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. This First Amendment does not imply a future amendment, waiver, or departure from the terms of the Master Agreement or constitute a basis for a subsequent amendment, waiver or consent thereunder. The terms conditions, covenants, agreements, rights, remedies, powers and privileges set forth in the Master Agreement, as modified hereby, are hereby ratified, adopted and confirmed in all respects by the parties hereto and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PROPETRO ENERGY SOLUTIONS, LLC		CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Caleb Weatherl	By:	/s/ Landon Gracey
Name:	Caleb Weatherl	Name:	Landon Gracey
Title:	Chief Financial Officer	Title:	Regional Credit Manager

ACKNOWLEDGMENT BY GUARANTORS

OF FIRST AMENDMENT

By execution of a Guaranty, dated as of April 2, 2025 (the “Guaranty”), in connection with the Master Agreement referenced above, each of PROPETRO HOLDING CORP. and ProPetro Services, Inc. (hereinafter referred to, jointly and severally, as “Guarantor”) unconditionally guarantees the Indebtedness (as defined in the Guaranty) of Borrower. Without in any way granting or implying any right of Guarantor to any notice of, or consent right with respect to, any amendment to the Master Agreement or the Transaction Documents, by execution below, Guarantor acknowledges and agrees that (a) the Guaranty has not been revoked or terminated, and (b) the Guaranty remains in full force and effect, and (c) the Obligations (as defined in the Master Agreement) as amended by this First Amendment constitute Indebtedness (as defined in the Guaranty) guaranteed pursuant to the Guaranty.

PROPETRO HOLDING CORP.

By:	/s/ Caleb Weatherl
Name:	Caleb Weatherl
Title:	Chief Financial Officer

PROPETRO SERVICES, INC.

By:	/s/ Caleb Weatherl
Name:	Caleb Weatherl
Title:	Chief Financial Officer

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